EXECUTION COPY

Memorandum	October 10, 2006

To	Saxon Asset Securities Trust 2006-3

c/o Wilmington Trust Company

Address	Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attn: Corporate Trust Administration
Phone: 302-651-1000
Fax: 302-636-4140

CC:	Saxon Asset Securities Company
4860 Cox Road
Suite 300
Glen AlIen, VA 23060
Attn: Tim Hoffman
Phone: 804-967-7490
Fax: 804-217-7790

From:	Morgan Stanley Capital Services Inc.

Address	1585 Broadway, 10th Floor
New York, New York 10036

Attention	New York Derivative Client Services
Telephone: (212) 761-2996
Facsimile: (646) 202-9190
CC: Chief Legal Officer
Facsimile No.: 410-534-1431

Reference Number	HQU77

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Saxon Asset Securities Trust 2006-3 and Morgan Stanley Capital Services Inc. (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, “Party A” means Morgan Stanley Capital Services Inc., and “Party B” means Saxon Asset Securities Trust 2006-3.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified (or incorporated by reference) in that certain Indenture dated as of September 1, 2006, by and between Party B and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture”).

1
This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the “Form Master Agreement”). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)	Non-Reliance

Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(b)	Evaluation and Understanding

It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(c)	Status of Parties

The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

(d)	ERISA Representation.

It continuously represents that it is not (i) an employee benefit plan (hereinafter an “ERISA Plan”), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (together with ERISA Plans, “Plans”), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(e)	No Agency.

Morgan Stanley Capital Services Inc. and Saxon Asset Securities Trust 2006-3 are entering into this Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

2	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth on Schedule A attached hereto.

Trade Date:	September 20, 2006

Effective Date:	October 10, 2006

Termination Date:	July 25, 2010, subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year commencing October 25, 2006, through and including the Termination Date, with No Adjustment.

Fixed Rate Payer Payment Dates	The 25th day of each month of each year commencing October 25, 2006, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:	5.166%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year commencing October 25, 2006, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate for Initial Calculation	TBD.
Period:

Floating Rate Option:	USD-LIBOR-BBA.

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Not applicable

Business Days for Payments:	New York

Business Day Convention:	Modified Following

Calculation Agent:	Party A

3	Form Master Agreement

(a)	“Specified Entity” means, in relation to Party A, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(b)	“Specified Entity” means, in relation to Party B, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(c)	“Specified Transaction” is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(d)	The “Breach of Agreement” provisions of Section 5(a)(ii) will not apply to Party A or Party B.

(e)	The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to Party A or Party B.

(f)	The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Party B.

(g)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to Party A or Party B.

(h)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A or to Party B.

(i)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A or to Party B.

(j)	The “Bankruptcy” provision of Section 5(a)(vii)(2) of will not apply to Party A or to Party B.

(k)
Governing Law; Jurisdiction. The Form Master Agreement and this Confirmation will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law). Section 13(b) is amended by: (1) deleting “non-” from the second line of clause (i); and (2) deleting the final paragraph.

(l)	The phrase “Termination Currency” means United States Dollars.

(m)	For the purpose of Section 6(e), Market Quotation and Second Method will apply.

(n)	“Affiliate” has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

4	Recording of Conversations

Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the trading and marketing personnel of the parties to this Transaction whether by one or other or both of the parties or their agents.

5	Credit Support Document

In relation to Party A: The guarantee of Morgan Stanley and any Credit Support Annex executed pursuant to paragraph 13(k) herein.

In relation to Party B: Not Applicable.

6	Credit Support Provider

In relation to Party A: Morgan Stanley, a Delaware corporation.

In relation to Party B: Not Applicable.

7	Account Details

Account for payments to Party A:

Citibank, New York
ABA #	021 000 089
Acct. #	4072-4601
Ref:	Morgan Stanley Capital Services Inc.

Account for payments to Party B:

Deutsche Bank National Trust Company
ABA #	021001033
Acct. #	01419663
Acct. Name:	NYLTD FUNDS CONTROL/STARS WEST
Ref:	SX0601-Swap Payment

8	Reserved

9	Waiver of Right to Trial by Jury

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

10	Eligible Contract Participant

Each party represents to the other party that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

11	Notice by Facsimile Transmission

Section 12(a) of the Form Master Agreement is amended by adding in the third line thereof after the phrase “messaging system” and before the “)” the words “; provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine)”.

12	Multibranch Party

For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is not a Multibranch Party; and (b) Party B is not a Multibranch Party.

13	Other provisions

(a)	Addresses for notices. As set forth on page 1 hereof.

(b)
For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent: not applicable; and (ii) Party B appoints as its Process Agent: Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, Attn: Corporate Trust Administration, Fax: 302-636-4140.

(c)	Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

(d)	Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of the Form Master Agreement, each of Party A and Party B will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(A)	the accuracy of any representations made by the other party pursuant to Section 3(f) of the Form Master Agreement;

(B)
the satisfaction of the agreement contained in Section 4(a)(iii) of the Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the Form Master Agreement; and

(C)
the satisfaction of the agreement of the other party contained in Section 4(d) of the Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (B) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(ii)	Payee Representations. For the purpose of Section 3(f) of the Form Master Agreement, each of Party A and Party B make the following representations.

(A)	Party A represents that it is a U.S. corporation organized under the laws of the State of Delaware.

(B)	Party B represents that it is a Delaware statutory trust.

(e)	Documents to be Delivered. For the purpose of Section 4(a) of the Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered

Party B
A correct, complete and executed U.S. Internal Revenue Service Form W-9 (or any successor thereto) of the Trust that eliminates U.S. federal backup withholding tax on payments under this Agreement, and any other document reasonably requested by Party A to allow Party A to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.

(i) Upon execution of this Agreement, (ii) promptly upon reasonable demand by Party A, (iii) promptly upon learning that such form or document is required, and (iv) promptly upon learning that any such form previously provided by Party B has become obsolete or incorrect.

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party A and Party B	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Confirmation.	Upon the execution of this Confirmation.	Yes

Party A and Party B
Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it, reasonably satisfactory in form and substance to the other party relating to the enforceability of the party’s obligations under this Confirmation.
		Upon the execution of this Confirmation.	No

Party B	An executed copy of the Indenture	Upon the execution of this Confirmation.	Yes

Party B
An executed copy of the sale and servicing agreement, dated as of September 1, 2006, among Party B, Saxon Asset Securities Company, Saxon Funding Management, Inc. and the Indenture Trustee (as defined below) (the “Sale and Servicing Agreement”).
		Upon the execution of this Confirmation.	Yes

Party B
An executed copy of the Trust Agreement, dated as of September 1, 2006, among Saxon Asset Securities Company, Wilmington Trust Company, as Owner Trustee, and Deutsche Bank Trust Company Americas, as Administrator.
		Upon the execution of this Confirmation.	Yes

(f)	Limitation of Liability

It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Saxon Asset Securities Trust 2006-3 (the “Trust”) is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation or any other related documents.

(g)	This letter agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(h)
USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(i)
Party A, by entering into this Transaction, hereby covenants and agrees that in connection with any obligations of Party B under this Agreement, Party A will not institute against Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing security issued by Party B is paid; provided however, that nothing herein shall preclude or estop Party A (i) from taking any action prior to the expiration of the applicable preference period in (x) any case or proceeding voluntarily filed or commenced by Party B or (y) any involuntary insolvency proceeding filed or commenced against Party B by a person other than Party A or (ii) from commencing against Party B or any properties of Party B any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding. The provision shall survive termination of this Confirmation for any reason whatsoever.

(j)	For purposes of Section 1(c) of the Form Master Agreement, this Transaction shall be the sole Transaction under the Agreement.

(k)
If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall at its own expense (and subject to the Rating Agency Condition) and within thirty (30) days of such Ratings Event, (i) assign the Transaction hereunder to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, (ii) obtain a guaranty of another person with the Approved Rating Thresholds to honor Party A’s obligations under this Transaction, or (iii) deliver collateral, in an amount sufficient to maintain the then-current rating of the Notes and, as soon as practicable, an executed ISDA Credit Support Annex (provided, however, that if Party A’s long-term, unsecured, unsubordinated and unguaranteed debt obligations has a rating below “BBB-” by S&P or such rating is withdrawn, Party A shall, within ten (10) days (x) assign the Transaction pursuant to clause (i) above or (y) obtain a guaranty pursuant to clause (ii) above and shall no longer be eligible to deliver collateral pursuant to this clause (iii)). For purposes of this Transaction, a “Ratings Event” shall occur with respect to Party A (or any applicable credit support provider), if its short-term unsecured and unsubordinated debt ceases to be rated at least “A-1” by S&P or at least “P-1” by Moody’s (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider) such ratings being referred to herein as the “Approved Ratings Thresholds.” For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with S&P and receive from S&P a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

(l)	Additional Termination Events

Additional Termination Events will apply:

(i) if a Ratings Event has occurred and Party A has not complied with (k) above, then an Additional Termination Event shall have occurred with respect to Party A, and Party A shall be the sole Affected Party with respect to such an Additional Termination Event;

(ii) if without the consent of Party A, Party B amends, supplements or otherwise modifies the Indenture or Sale and Servicing Agreement (as defined below) if such amendment, supplement or modification would materially adversely affect Party A, as solely determined by Party A, in its reasonable discretion (provided that without limiting the foregoing, the Parties agree that any reduction in the priority of payments to Party A, any change in the timing of payments to Party A or any reduction in quantity or quality of collateral available with respect to payments owing to Party A shall automatically be considered for the purposes of this clause (ii) to be materially adverse to Party A, and Party B shall be the sole Affected Party with respect to such an Additional Termination Event;

(iii) Swap Financial Disclosure. Reference is hereby made to the Disclosure Agreement (the “Disclosure Agreement”) dated as of October 10, 2006, among Party A, Party B, Saxon Asset Securities Company, Saxon Funding Management, Inc., and Morgan Stanley & Co. Incorporated, as a representative for the underwriters. In accordance with the Disclosure Agreement, Party A may, in lieu of providing Swap Financial Disclosure (as defined below), within 10 Business Days after a Swap Disclosure Request (as defined below) pursuant to the terms of the Disclosure Agreement, (i) assign this Transaction at its own cost to another entity that has agreed to provide Swap Financial Disclosure with respect to itself, subject to Rating Agency Condition or (ii) obtain a guaranty of Party A’s obligations under this Transaction from an affiliate of Party A that is able to provide the Swap Financial Disclosure, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide the Swap Financial Disclosure, subject to Rating Agency Condition; provided, that the failure of Party A to provide Swap Financial Disclosure, obtain a guaranty or assign will not constitute an Event of Default under this Agreement. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the 1934 Act (as defined below). If Party A does not (i) provide Swap Financial Disclosure pursuant to the Disclosure Agreement, (ii) assign this Transaction or (iii) obtain a guaranty pursuant to this paragraph 13(l)(iii), an Additional Termination Event will occur. For all purposes of this Transaction, Party A shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this paragraph 13(l)(iii); provided, however, that, notwithstanding Section 6(b)(iv) of the Form Master Agreement, either Party A or Party B may designate an Early Termination Date following the occurrence of the Termination Event described in this paragraph 13(l)(iii);

(iv) If Saxon Funding Management, Inc, as master servicer under the Sale and Servicing Agreement, exercises its option to purchase the Mortgage Loans pursuant to Sections 7.2(a) or 7.2(b) of the Sale and Servicing Agreement, then an Additional Termination Event shall have occurred with respect to Party B, and Party B shall be the sole Affected Party with respect to such an Additional Termination Event; or

(v) Upon the irrevocable direction to dissolve or otherwise terminate the Trust following which all assets of the Trust will be liquidated and the proceeds of such liquidation distributed to the Noteholders, an Additional Termination Event shall have occurred with respect to Party B, and Party B shall be the sole Affected Party with respect to such an Additional Termination Event.

“1934 Act” has the meaning given thereto in the Disclosure Agreement.

“Regulation AB” has the meaning given thereto in the Disclosure Agreement.

“Swap Disclosure Request” has the meaning given thereto in the Disclosure Agreement.

“Swap Financial Disclosure” has the meaning given thereto in the Disclosure Agreement.

(m)
Notwithstanding any provision of the Confirmation to the contrary, Party B may assign and delegate its rights and obligations under this Transaction to the Indenture Trustee as provided in the Indenture. Subject to paragraph 13(l)(iii) above, Party A may not assign this Transaction unless each Rating Agency confirms in writing that such assignment will not result in the reduction or withdrawal of its rating of any Class of Notes issued by Party B then rated by such Rating Agency.

Party A hereby acknowledges that Party B will grant a security interest in its rights under this Transaction to Deutsche Bank Trust Company Americas, in its capacity as indenture trustee (the “Indenture Trustee”) under the Indenture.

(n)	Amendments

Section 9(b) of the Form Master Agreement is amended by adding the following at the end thereof:

; provided, however, that if any Notes that are rated by any Rating Agency are then outstanding, no amendment, modification or waiver shall be effective unless each Rating Agency confirms in writing that such amendment, modification or waiver will not result in the reduction or withdrawal of its rating of any Class of Notes issued by Party B then rated by such Rating Agency.

(o)
Notwithstanding any express or implied agreement or understanding to the contrary, Party A or Party B (and each of their employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and U.S. federal income tax structure of this Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to them relating to such U.S. federal income tax treatment and U.S. federal income tax structure.

(p)
In the event that the transaction to which the Indenture relates does not occur, Party A and Saxon Mortgage, Inc. agree that Saxon Mortgage, Inc. shall become the counterparty in place of Party B under this Transaction, subject to such revisions to this Confirmation as necessary relating to the replacement of the counterparty to this Transaction.

(q)	Set-Off

Subject to Section 2(c) of the Form Master Agreement, notwithstanding any provision of this Confirmation or any other existing or future agreement, Party A and Party B each hereby irrevocably waives any and all rights it may have to set-off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party against any obligation between it and the other party under any other agreements. The provisions for set-off set forth in Section 6(e) of the Form Master Agreement shall not apply.

(r)	Netting of Payments.

Clause (ii) of Section 2(c) of the Form Master Agreement will apply to any amounts payable with respect to Transactions from the date of this Confirmation.

(s)	Severability.

If any term, provision, covenant, or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable portion eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of the parties to this Confirmation; provided, however, that this severability provision shall not be applicable if any provision of Section 1, 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) of the Form Master Agreement shall be so held to be invalid or unenforceable.

(t)	Interpretation.

References in this Confirmation to the parties hereto, Party A and Party B, shall (for the avoidance of doubt) include, where appropriate, any permitted successors or assigns thereof.

(u)	Characterization of Transactions.

Each of Party A and Party B covenants and agrees that it will, for United States federal income tax purposes, treat the Transaction entered into under this Confirmation as a “notional principal contract,” as such term is defined in United States Treasury Regulations Section 1.446-3, unless another treatment is otherwise required by law in respect of the Transaction by reason of (i) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date of this Confirmation (regardless of whether such action is taken or brought with respect to a party to this Confirmation), or (ii) a Change in Tax Law.

[remainder of page intentionally left blank]

MORGAN STANLEY CAPITAL SERVICES INC.

By:  J.N. Moore

Authorized Signatory

Confirmed as of the date above

SAXON ASSET SECURITIES TRUST 2006-3

By: Wilmington Trust Company, not individually but solely as Owner Trustee on behalf of Saxon Asset Securities Trust 2006-3

By:  /s/ Patricia A. Evans

Name: Patricia A. Evans
Title: Vice President

Solely with respect to paragraph 13(p),

SAXON MORTGAGE, INC.

By:  /s/ Ernest G. Bretana

Name: Ernest G. Bretana
Title: Senior Vice President

SCHEDULE A

Reference Number: HQU77

From and including	To but excluding	Notional Amount (USD)

The Effective Date	25-Oct-06	857,442,224.47
25-Oct-06	25-Nov-06	844,874,889.32
25-Nov-06	25-Dec-06	1,072,502,664.92
25-Dec-06	25-Jan-07	1,051,688,767.54
25-Jan-07	25-Feb-07	1,027,937,138.98
25-Feb-07	25-Mar-07	1,001,335,170.19
25-Mar-07	25-Apr-07	972,057,313.38
25-Apr-07	25-May-07	940,263,503.70
25-May-07	25-Jun-07	906,250,821.37
25-Jun-07	25-Jul-07	870,493,726.18
25-Jul-07	25-Aug-07	833,705,667.23
25-Aug-07	25-Sep-07	796,759,982.15
25-Sep-07	25-Oct-07	760,966,651.92
25-Oct-07	25-Nov-07	726,499,501.40
25-Nov-07	25-Dec-07	693,617,928.62
25-Dec-07	25-Jan-08	662,250,664.18
25-Jan-08	25-Feb-08	632,236,082.55
25-Feb-08	25-Mar-08	603,617,370.47
25-Mar-08	25-Apr-08	575,047,888.69
25-Apr-08	25-May-08	544,648,227.17
25-May-08	25-Jun-08	515,602,109.83
25-Jun-08	25-Jul-08	480,100,509.48
25-Jul-08	25-Aug-08	435,021,866.23
25-Aug-08	25-Sep-08	393,371,838.52
25-Sep-08	25-Oct-08	354,547,046.09
25-Oct-08	25-Nov-08	315,078,058.71
25-Nov-08	25-Dec-08	274,406,648.45
25-Dec-08	25-Jan-09	254,971,838.95
25-Jan-09	25-Feb-09	213,624,716.57
25-Feb-09	25-Mar-09	172,981,516.40
25-Mar-09	25-Apr-09	158,031,603.22
25-Apr-09	25-May-09	142,535,149.87
25-May-09	25-Jun-09	136,222,229.59
25-Jun-09	25-Jul-09	130,408,668.49
25-Jul-09	25-Aug-09	124,865,015.77
25-Aug-09	25-Sep-09	119,406,154.43
25-Sep-09	25-Oct-09	114,376,707.07
25-Oct-09	25-Nov-09	109,505,522.86
25-Nov-09	25-Dec-09	104,603,418.82
25-Dec-09	25-Jan-10	100,037,411.19
25-Jan-10	25-Feb-10	90,170,270.14
25-Feb-10	25-Mar-10	72,881,302.80
25-Mar-10	25-Apr-10	68,494,935.31
25-Apr-10	25-May-10	62,221,944.36
25-May-10	25-Jun-10	60,074,557.87
25-Jun-10	Termination Date	58,048,154.39

A-1